THE ADVISORS' INNER CIRCLE FUND

          CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND (THE "FUND")

              SUPPLEMENT DATED JANUARY 19, 2016 TO THE PROSPECTUS,
   DATED MARCH 1, 2015, AS SUPPLEMENTED NOVEMBER 12, 2015 (THE "PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Chautauqua Capital Management, LLC ("Chautauqua"), an investment sub-adviser to the Fund, has been acquired by Baird Financial Corporation and merged into its subsidiary, Robert W. Baird & Co. Incorporated ("Baird"), and the Board of Trustees of the Fund has approved a new investment sub-advisory agreement between Cornerstone Advisors, Inc., the investment adviser of the Fund, and Baird. Accordingly, the Prospectus is hereby amended and supplemented as follows:

1. The disclosure relating to Chautauqua in the Fund's summary section is hereby deleted and replaced with the following:

     ROBERT W. BAIRD & CO. INCORPORATED

     Brian Beitner, CFA has managed the portion of the Fund's assets allocated to Robert W. Baird & Co. Incorporated ("Baird") since 2014. Mr. Beitner is a Managing Director of Baird and Managing Partner of its Chautauqua Capital Management division.

2. The disclosure relating to Chautauqua in the "Investment Sub-Advisers and Portfolio Managers" section is hereby deleted and replaced with the following:

     ROBERT W. BAIRD & CO. INCORPORATED ("Baird"), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Established in 1919, Baird provides discretionary asset management and other investment advisory services to institutional and individual clients and serves as investment adviser or sub-adviser to equity and fixed income mutual funds. Baird is owned indirectly by its employees through Baird Financial Group, Inc. ("BFG"), the ultimate parent company of Baird. As of December 31, 2015, Baird had approximately $60 billion in assets under discretionary management.

     Portfolio Manager:

          Brian Beitner, CFA has managed the portion of the assets of the Global Public Equity Fund allocated to Baird since 2014. Mr. Beitner is a Managing Director of Baird and Managing Partner of its Chautauqua Capital Management division. Prior to joining Baird in 2016, Mr. Beitner was the principal owner and managing partner of Chautauqua Capital Management, LLC.

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3. The last sentence in the "Investment Adviser and Portfolio Managers" section is hereby deleted and replaced with the following:

     A discussion regarding the basis for the Board's approval of the investment sub-advisory agreement between the Adviser and ClariVest with respect to the Global Public Equity Fund is available in the Funds' Semi-Annual Report dated April 30, 2015, which covers the period from November 1, 2014 to April 30, 2015. A discussion regarding the basis for the Board's approval of the investment sub-advisory agreement between the Adviser and Baird with respect to the Global Public Equity Fund will be available in the Funds' Semi-Annual Report dated April 30, 2016, which will cover the period from November 1, 2015 to April 30, 2016.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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                        THE ADVISORS' INNER CIRCLE FUND
          CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND (THE "FUND")

                       SUPPLEMENT DATED JANUARY 19, 2016
                  TO THE STATEMENT OF ADDITIONAL INFORMATION,
       DATED MARCH 1, 2015, AS SUPPLEMENTED NOVEMBER 12, 2015 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Chautauqua Capital Management, LLC ("Chautauqua"), an investment sub-adviser to the Fund, has been acquired by Baird Financial Corporation and merged into its subsidiary, Robert W. Baird & Co. Incorporated ("Baird"), and the Board of Trustees of the Fund has approved a new investment sub-advisory agreement between Cornerstone Advisors, Inc., the investment adviser of the Fund, and Baird. Accordingly, the SAI is hereby amended and supplemented as follows:

1. The introductory, compensation and conflicts of interest paragraphs under the "Chautauqua Capital Management, LLC" heading in "The Portfolio Managers" section of the SAI are hereby deleted and replaced with the following:

     Robert W. Baird & Co. Incorporated ("Baird"), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Established in 1919, Baird provides discretionary asset management and other investment advisory services to institutional and individual clients and serves as investment adviser or sub-adviser to equity and fixed income mutual funds. Baird is owned indirectly by its employees through Baird Financial Group, Inc. ("BFG"), the ultimate parent company of Baird. As of December 31, 2015, Baird had approximately $60 billion in assets under discretionary management.

     Compensation. Baird compensates portfolio managers with a base salary and an annual incentive bonus (including a minimum guaranteed bonus based on the base salary). A portfolio manager's base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager's bonus is determined primarily by pre-tax investment performance of the accounts, including the Global Public Equity Fund, and the revenues and overall profitability of Baird and in certain cases, the revenues from and retention of accounts managed by a particular portfolio manager. The compensation of Brian Beitner, the portfolio manager for the Global Public Equity Fund, specifically consists of a base salary, a guaranteed bonus and additional bonus opportunities that are related to the revenues generated by Baird's Chautauqua Capital Management division, including the fees paid to Baird for sub-advising the Global Public Equity Fund. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in BFG, Baird's ultimate parent company.


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     Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

     Conflicts of Interest. Baird and its individual portfolio managers advise multiple accounts for numerous clients. In addition to the Global Public Equity Fund, these accounts may include separate accounts, mutual funds, private investment funds, collective trusts, and a portion of a state 529 education savings plan portfolio. Baird manages potential conflicts of interest between the Global Public Equity Fund and other types of accounts through trade allocation policies and oversight by Baird's investment management departments and compliance department. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds and/or other accounts participate in investment transactions involving the same securities.

2. Exhibit G is hereby deleted and replaced with the following:

                          BAIRD INVESTMENT MANAGEMENT

                   BIM'S PROXY VOTING POLICIES AND PROCEDURES

                         REVISED EFFECTIVE MAY 17, 2012

     The Baird Investment Management department ("BIM") of Robert W. Baird & Co. Incorporated (the "Advisor") exercises voting authority with respect to securities held by the series of Baird Funds, Inc. (each a "Fund" and collectively the "Funds") and our private account clients that have delegated proxy voting authority to BIM. We owe these clients duties of care and loyalty. Our duty of care requires us to monitor corporate events and to vote the proxies. Our duty of loyalty requires us to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

                            I. SUPERVISION OF POLICY

     The BIM compliance supervisor is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The BIM portfolio managers are responsible for monitoring corporate actions, proxy proposals, voting decisions, and the timely submission of proxies. We utilize Institutional Shareholder Services ("ISS") to make recommendations as to how to vote proxies. A proxy voting committee (the "Committee") that includes members from BIM, Baird Advisors, and the Legal and Compliance departments of the Advisor, is responsible for considering challenges made by BIM portfolio managers to the recommendations of ISS and addressing material conflicts between the interests of the Advisor and those of the Funds and other BIM clients.


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

                           II. CONFLICTS OF INTEREST

     There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we (or our affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. We generally believe a material conflict exists if BIM (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give BIM an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Committee may also determine if a material conflict of interest exists for other reasons.

     Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

     1. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

     2. Refer the proxy to the client or to a fiduciary of the client for voting purposes;

     3. Suggest that the client engage another party to determine how the proxy should be voted;

     4. Ask the Committee to determine the nature and materiality of the conflict and vote the proxy in a manner the Committee believes is in the best interests of the client (or, in the case of a Fund, the Fund's shareholders) without consideration of any benefit to the Advisor or its affiliates; or

     5. Disclose the conflict to the client or, with respect to the Funds, the Fund's Board of Directors (or its delegate) and obtain the client's or Board's direction to vote the proxies.


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                               III. RECORDKEEPING

     We will maintain the following records with respect to proxy voting:

          o    a copy of our proxy voting policies and procedures;

          o a copy of all proxy statements received (the Advisor may rely on a third party or the SEC's EDGAR system to satisfy this requirement);

          o a record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

          o a copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision; and

          o a copy of each written client request for information on how we voted proxies on the client's behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

     These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisors Act of 1940.

                           IV. DISCLOSURE TO CLIENTS

     We will disclose to clients and to the Board of Directors of the Funds how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Funds, and, upon request, will provide them with a copy of the same.

                           V. PROXY VOTING GUIDELINES

     Portfolio managers will typically vote shares in accordance with the recommendations made by ISS, as they are modified and amended from time to time. ISS guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers. ISS often applies its recommendations to companies without an in-depth understanding of the companies and their performance. For that reason, there may be instances where we may not vote the client's shares in strict accordance


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with these recommendations. All proxies by an issuer will typically be voted in the same manner for all clients, unless there is a conflict of interest or client guidelines dictate otherwise. In the event the portfolio manager believes the ISS recommendation is not in the best interest of the shareholders and on those matters for which ISS does not provide a specific voting recommendation, he/she will bring the issue to the Committee. The decision on the issue will be made by the Committee and communicated to the managers and analysts to cast their votes in accordance with the Committee's recommendation. Any votes cast differently than an ISS recommendation will be noted, with reasons for the change documented.

3. All other references to "Chautauqua Capital Management, LLC" are hereby deleted and replaced with "Robert W. Baird & Co. Incorporated."


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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